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                                                                 EXHIBIT 10.16

                        SECOND AMENDMENT TO CREDIT AGREEMENT

       This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 22, 1998 and entered into by and among UNIONTOOLS, INC., a Delaware corporation ("BORROWER") and HELLER FINANCIAL, INC., in its individual capacity as a Lender and as Agent for all Lenders ("AGENT"), and such other Persons executing this Agreement as Lenders.


                                  R E C I T A L S

       WHEREAS, Borrower and Agent have entered into an Amended and Restated Credit Agreement dated as of May 20, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated November 24, 1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which, among other things, Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans and financial accommodations to Borrower; and

       WHEREAS, Borrower has requested that the Agent and Lenders agree to modify the Credit Agreement pursuant to the terms and conditions of this Amendment; and

       NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Lenders and Agent agree as follows:

       1. DEFINED TERMS. All capitalized terms used herein but not elsewhere defined shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended by this Amendment.

       2.     AMENDMENTS TO LOAN DOCUMENTS AND LIMITED WAIVER OF CONDITION

              2.1    A. AMENDMENTS.  The Credit Agreement is amended as follows:

                            2.1.1 SECTION 4.3. Section 4.3(b) of the Credit Agreement is amended by deleting the amounts "$12,500,000", "$13,2000,000" and "$13,500,000" set forth opposite, respectively, the dates April 30, 1998, July 31, 1998 and October 31, 1998, and substituting in lieu thereof the following respective amounts:
       "$10,250,000", "$10,250,000" and "$10,250,000".

                            2.1.2 SECTION 4.5. Section 4.5(b) of the Credit Agreement is amended by deleting the amounts "3.0:1", "3.0:1" and "3.0:1" set forth opposite, respectively, the dates April 30, 1998, July 31, 1998, and October 31, 1998, and substituting in lieu thereof the following respective amounts: "2.5:1", "2.5:1" and "2.5:1".

                            2.1.3 SECTION 4.6. Section 4.6(b) of the Credit Agreement is amended by: (x) deleting the amounts "3.8:1", "2.7:1" and "2.3:1" set forth opposite, respectively, the dates April 30, 1998, July 31, 1998, and October 31, 1998, and substituting in lieu thereof the following respective amounts: "4.0:1", "4.0:1" and "4.0:1"; and (y) inserting the following sentence as the last sentence thereof: "Provided, however, solely with respect to the calculation of Total Indebtedness under this Section 4.6(b) for the periods ending on the dates April 30, 1998, July 31, 1998, and October 31, 1998, the calculation of the outstanding amount of the Revolving Loans included in such calculation shall be based upon the average daily balance of the Revolving Loans for the immediately prior twelve months ending as of such dates."

              2.2 A. LIMITED WAIVER TO CONDITION. The requirement set forth in Section 1.1(C)(6) of the Credit Agreement is waived solely with respect to an acquisition meeting each of the following conditions: (i) the Target is [THOMPSON MANUFACTURING] and no other Person; (ii) the acquisition of such Target is completed in full by no later


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than June 30, 1998; and (iii) each other pertinent provision of the Credit
Agreement (including, without limitation, each other provision set forth in Section 1.1(C)) is satisfied in full with respect to the acquisition of such Target. If the preceding conditions are not satisfied in full, this waiver shall automatically terminate and be of no effect. This waiver: (i) shall not establish any custom or practice; and (ii) is specifically limited to the acquisition of [THOMPSON MANUFACTURING] as conditioned above and does not constitute (and shall not be deemed) a waiver of such Section 1.1(C)(6) with respect to any other Target or acquisition.

       3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions in a manner, form and substance satisfactory to Agent:

       3.1 DELIVERY OF DOCUMENTS. This Amendment and, if requested by Agent, a Reaffirmation Agreement from such Persons as Agent shall specify, shall have been delivered to Agent, duly authorized and executed, together with such other instruments, documents, certificates, consents, waivers, opinions and financing statements as Agent may reasonably request.

       3.2 MATERIAL ADVERSE CHANGE. No event shall have occurred since the Closing Date which has had or reasonably could be expected to have a Material Adverse Effect.

       3.3 PERFORMANCE; NO DEFAULT. Borrower and each Loan Party shall have performed and complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with by Borrower prior to the date hereof, and no Event of Default shall exist.

       4. REPRESENTATIONS AND WARRANTIES. Borrower and each Loan Party hereby confirms to Agent and the Lenders that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof.

       5. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Each Loan Party hereby consents to the execution and delivery of this Amendment. Borrower and each Loan Party hereby agrees that except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Borrower and each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and each other Loan Document, all as amended by this Amendment, and acknowledges that: (i) as of the date of this Amendment, such Loan Party, to its knowledge, has no defenses, claims or set-offs to the enforcement by Agent of such liabilities, obligations and agreements; and (ii) other than as specifically set forth herein, Agent does not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents. Agent's agreement to the terms of this Amendment or any other amendment shall not be deemed to establish or create a custom or course of dealing between Agent and Borrower or any Loan Party.

       6. COUNTERPARTS. This Amendment may be executed in one of more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

       7. FURTHER ASSURANCES AND FEES AND EXPENSES. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent in order to effectuate fully the intent of this Amendment.
The Borrower shall pay all fees and expenses incurred in the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and expenses of counsel for Agent.

       8. GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

       9. SEVERABILITY. In the event that any provision of this Amendment is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Amendment shall be construed as not containing such provision and the invalidity of such provision shall not affect


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the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       10. HEADINGS AND RECITALS. The paragraph headings used in this Amendment are for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment. The foregoing recitals are hereby incorporated herein by this reference thereto.

       11. PRIOR CONSENT. The terms and conditions of the prior Consent with respect to Section 3.5 of the Credit Agreement from each of the Lenders to the Borrower is hereby acknowledged, agreed and reaffirmed.

       12. NO STRICT CONSTRUCTION. The language used in this Amendment shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

                               [SIGNATURE PAGE FOLLOWS]

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       IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto on the date first set forth above.



                                   UNIONTOOLS, INC., a Delaware corporation

                                   By:    /s/ Gabe Mihaly
                                          --------------------------------
                                          Name:  Gabe Mihaly
                                                ----------------------
                                          Title: President
                                                --------------------



                                   ACORN PRODUCTS, INC., a Delaware
                                   corporation

                                   By:    /s/ Gabe Mihaly
                                          --------------------------------
                                          Name:  Gabe Mihaly
                                                --------------------------
                                          Title: President
                                                --------------------------


                                   HELLER FINANCIAL, INC., a Delaware
                                   corporation, in its individual capacity as a Lender and as Agent for all Lenders

                                   By:    /s/ William Vukovich
                                          --------------------------------
                                          Name:  William Vukovich
                                                --------------------------
                                          Title: Assistant Vice President
                                                --------------------------



                            FLEET CAPITAL CORPORATION

                                   By:    /s/ Celine Fredrick
                                          --------------------------------
                                          Name:  Celine Fredrick
                                                --------------------------
                                          Title: Vice President
                                                --------------------------



                                   PNC BANK, OHIO, NATIONAL ASSOCIATION

                                   By:    /s/ Warren F. Weber
                                          --------------------------------
                                          Name:  Warren F. Weber
                                                --------------------------
                                          Title: Vice President
                                                --------------------------



                                   BANKBOSTON, N.A., (formerly known as The
                                   First National Bank of Boston)

                                   By:
                                          --------------------------------
                                          Name:
                                                --------------------------
                                          Title:
                                                --------------------------


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                                   STAR BANK, N.A.

                                   By:
                                          --------------------------------
                                          Name:
                                                ----------------------
                                          Title:
                                                --------------------

                                   SANWA BUSINESS CREDIT CORPORATION

                                   By:
                                          --------------------------------
                                          Name:
                                                ----------------------
                                          Title:
                                                --------------------